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                                                                    EXHIBIT 8(A)

                                STIKEMAN ELLIOTT

                              --------------------

                            Barristers & Solicitors

       5300 Commerce Court West, 199 Bay Street, Toronto, Canada M5L 1B9
            Tel: (416) 869-5500 Fax: (416) 947-0866 www.stikeman.com





                                                     March 6, 2002


Duke Energy Corporation
526 South Church Street
Charlotte, North Carolina  28202

Dear Sirs/Mesdames:

         RE:  FORM S-3 UNIVERSAL SHELF REGISTRATION

         We participated in the preparation of the Registration Statement on Form S-3 (the "Registration Statement") filed with the Securities and Exchange Commission with respect to the shares of the common stock of Duke Energy Corporation issuable upon exchange or redemption of the exchangeable shares of 3946509 Canada Inc., including the discussion set forth in the Registration Statement under the heading "Canadian Federal Income Tax Considerations". The discussion and the legal conclusions with respect to Canadian federal tax matters set forth therein reflect our opinion, and we believe they are accurate and complete in all material respects.

         We hereby consent to the use of our name in the Registration Statement and to the filing of this opinion as part of the Registration Statement.


                                                 Yours very truly,



                                                 STIKEMAN ELLIOTT

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